SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 19, 2006

SILVERSTAR HOLDINGS, LTD.
(Exact Name of Registrant as Specified in Charter)

Bermuda	0-27494	N/A
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File No.)	Identification No.)

Clarendon House, Church Street, Hamilton, HM CX, Bermuda
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (441) 295-1422

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

      Item 1.01 Entry into a Material Definitive Agreement.

        On October 19, 2006, Silverstar Holdings, Ltd. (the “Registrant”) entered into a Securities Purchase Agreement (the “Agreement”) with DKR SoundShore Oasis Holding Fund Ltd. (the “Purchaser”), pursuant to which the Registrant issued to the Purchaser a Variable Rate Secured Convertible Debenture in the principal amount of $1,400,000 due October 31, 2008 (the “Debenture”).

        Registrant and Purchaser are parties to a prior Securities Purchase Agreement, dated October 21, 2005, pursuant to which the Registrant issued to the Purchaser (i) a Variable Rate Secured Convertible Debenture in the principal amount of $5,000,000 due October 31, 2008 and (ii) a warrant to purchase 791,139 shares of the common stock, par value $0.01 per share, of the Registrant (the “Common Stock”) at an exercise price of $1.896 per share (the “Warrant”). As an inducement for the Purchaser to purchase the Debenture, the Registrant reduced the exercise price of the Warrant to $1.796.

Description of the Debenture

        The Debenture is convertible at any time after December 19, 2006, at the option of the Purchaser, into shares of Common Stock at a conversion price of $1.738 per share. The Registrant may prepay any portion of the principal amount of the Debenture prior to December 19, 2006 without the prior written consent of the Purchaser for 100% of the principal amount being prepaid plus any accrued but unpaid interest thereon.

        The Registrant shall pay monthly interest on the outstanding principal amount of the Debenture at a rate per annum equal to the prime rate for the applicable interest period plus 1.5%. The interest rate for any interest period shall be decreased by 2% to the extent that the volume weighted average trading price of the Common Stock for five (5) consecutive trading days immediately prior to such interest period (the “Trigger Price”) exceeds the conversion price by 25% (and shall be decreased by an additional 2% for every successive 25% that the Trigger Price exceeds the then applicable conversion price but in no event shall the interest rate be less than 0%). All overdue accrued and unpaid interest to be paid under the Debenture shall entail a late fee at a rate of 18% per annum.

        The principal amount of the Debenture is redeemable at the rate of $63,636.00 per month, plus accrued but unpaid interest and liquidated damages, commencing on January 1, 2007 and may be paid, at the Registrant’s option, (i) in cash via wire transfer or (ii) in shares of Common Stock in an amount not to exceed 10% of the total dollar trading volume of the Common Stock during the ten (10) trading days immediately prior to the applicable monthly redemption date based on a conversion price equal to 85% of the average of the lowest three volume weighted average price during the ten (10) trading days immediately prior to the applicable monthly redemption date. The Registrant has the option, at any time after December 19, 2006, to redeem some or all of the then outstanding Debenture, in cash, in an amount equal to the sum of (i) 115% of the principal amount of the Debenture then outstanding, (ii) accrued but unpaid interest and (iii) all liquidated damages and other amounts due in respect of the Debenture (the “Optional Redemption Amount”) (provided, however, the Registrant may pay up to 15% of the principal amount comprising a portion of the Optional Redemption Amount in shares of Common Stock if certain conditions are satisfied).

        The conversion price of the Debenture will be adjusted and the number of shares of Common Stock to be issued upon conversion of the Debenture will be adjusted upon the occurrence of, among other things, the payment of a stock dividend, a stock split, the merger or sale of the Registrant or reclassification of the Registrant’s capital. In addition, the Debenture includes certain anti-dilution provisions in connection with future issuances by the Registrant of securities which would entitle the holder to acquire Common Stock below the then applicable conversion price.

        The Debenture contains certain events of default that are customarily included in financings of this nature. If an event of default occurs, the Purchaser may make all sums of principal, interest and other amounts owed at such time payable in cash. In the event of such acceleration, the amount payable to the Purchaser shall equal the sum of (i) the greater of: (A) 115% of the principal amount of the Debenture to be prepaid, plus all accrued and unpaid interest thereon, or (B) the principal amount of the Debenture to be prepaid, plus all other accrued and unpaid interest thereon, divided by the applicable conversion price on (x) the date on which such mandatory default amount is demanded or otherwise due or (y) the date such mandatory default amount is paid in full, whichever is less, multiplied by the volume weighted average price of Common Stock on (x) the date on which such mandatory default amount is demanded or otherwise due or (y) the date such mandatory default amount is paid in full, whichever is greater, and (ii) all other amounts, costs, expenses and liquidated damages due in respect of the Debenture.

Registration Rights Agreement

        Pursuant to the Agreement, the Registrant entered into a Registration Rights Agreement, dated as of the date of the Agreement, with the Purchaser (the “Registration Rights Agreement”) pursuant to which, unless the Debenture is paid in full on or prior to December 19, 2006, the Registrant agreed to prepare and file with the Securities and Exchange Commission (the “Commission”) within 90 days of the date of the Agreement, a shelf registration statement for the purpose of registering for the resale of 130% of all the shares of Common Stock issuable upon conversion of the Debenture and cause such registration statement to become effective under the Securities Act of 1933 (the “Securities Act”) within 150 days of the date of the Agreement (180 days in the event of a full review by the Commission).

        If the registration statement is not filed within 90 days after the date of the Agreement or declared effective within the specified time, then the Registrant shall pay to the Purchaser an amount in cash, as partial liquidated damages, equal to 1.5% of the aggregate purchase price paid by the Purchaser for the Debenture. If the Registrant fails to pay any partial liquidated damages in full within seven days after the date payable, the Registrant will pay interest at a rate of 18% per annum to the Purchaser, accruing daily from the date such partial liquidated damages are due until such amounts, plus all such interest, are paid in full.

        The Registrant’s obligations under the Agreement, the Debenture and the Registration Rights Agreement are subject to a security interest granted by the Registrant pursuant to that certain Security Agreement dated October 21, 2005, by and among the Registrant, all of the subsidiaries of the Registrant and the Purchaser and that such obligations are “Obligations” under such Security Agreement.

        Item 2.03        Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

        The information set forth in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by Reference.

        Item 3.02        Unregistered Sales of Equity Securities.

        The information set forth in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by Reference.

        Item 9.01        Financial Statements and Exhibits.

(d)	Exhibits.
	4.1	Variable Rate Secured Convertible Debenture due October 31, 2008
	4.2	Registration Rights Agreement, dated October 19, 2006 between the Registrant and the Purchaser.
	99.1	Securities Purchase Agreement, dated October 19, 2006, between the Registrant and the Purchaser.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 24, 2006

SILVERSTAR HOLDINGS, LTD. By: /s/ Clive Kabatznik Name: Clive Kabatznik Title: President and Chief Executive Officer

Exhibit Index

Exhibit No.	Description
4.1	Variable Rate Secured Convertible Debenture due October 31, 2008
4.2	Registration Rights Agreement, dated October 19, 2006 between the Registrant and the Purchaser.
99.1	Securities Purchase Agreement, dated October 19, 2006, between the Registrant and the Purchaser.

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